Partners' Capital	12 Months Ended
Dec. 31, 2018
Partners' Capital [Abstract]
Partners' Capital

12. Partners’ Capital

General: The partnership agreement requires that within 45 days after the end of each quarter, beginning with the quarter ending June 30, 2007, all of the Partnership’s available cash will be distributed to unit holders.

Definition of Available Cash: Available Cash, for each fiscal quarter, consists of all cash on hand at the end of the quarter:

•less the amount of cash reserves established by our board of directors to:

•provide for the proper conduct of the Partnership’s business (including reserves for future capital expenditures and for our anticipated credit needs);

•comply with applicable law, any of the Partnership’s debt instruments, or other agreements; or

•provide funds for distributions to the Partnership’s unit holders and to the general partner for any one or more of the next four quarters;

•plus all cash on hand on the date of determination of available cash for the quarter resulting from working capital borrowings made after the end of the quarter. Working capital borrowings are generally borrowings that are made under our credit agreements and in all cases are used solely for working capital purposes or to pay distributions to partners subject to certain exceptions set forth in the limited partnership agreement.

General Partner Interest and IDRs: The general partner has a 1.71% interest in the Partnership and holds the IDRs. In accordance with Section 5.2(b) of the partnership agreement, upon the issuance of additional units by the Partnership, the general partner may elect to make a contribution to the Partnership to maintain its general partner interest.

IDRs represent the right to receive an increasing percentage of quarterly distributions of available cash from operating surplus after the minimum quarterly distribution and the target distribution levels have been achieved. The Partnership’s general partner as of December 31, 2018, 2017 and 2016 holds the IDRs. According to the partnership agreement, as amended in 2014, the following table illustrates the percentage allocations of the additional available cash from operating surplus among the unit holders and general partner up to the various target distribution levels. The amounts set forth under “Marginal Percentage Interest in Distributions” are the percentage interests of the unit holders and general partner in any available cash from operating surplus that is being distributed up to and including the corresponding amount in the column “Total Quarterly Distribution Target Amount per Unit,” until available cash from operating surplus the Partnership distributes reaches the next target distribution level, if any. The percentage interests shown for the unit holders and general partner for the minimum quarterly distribution are also applicable to quarterly distribution amounts that are less than the minimum quarterly distribution. The percentage interests shown below (adjusted for the March 2019 Reverse Split) assume that the Partnership’s general partner maintains a 2% general partner interest and that it has not transferred its incentive distribution rights.

	Total Quarterly	Marginal Percentage Interest in Distributions
	Distribution Target Amount per Unit	Unitholders	General Partner
Minimum Quarterly Distribution	$1.6275	98%	2%
First Target Distribution	up to $1.6975	98%	2%
Second Target Distribution	above $1.6975 up to $1.8725	85%	15%
Third Target Distribution	above $1.8725 up to $2.0475	75%	25%
Thereafter	above $2.0475	65%	35%

Following the 2014’s annual general meeting, CMTC unilaterally notified the Partnership that it has decided to waive its rights to receive quarterly incentive distributions between $1.6975 and $1.75 (adjusted for the March 2019 Reverse Split). This waiver effectively increases the First Target Distribution and the lower band of the Second Target Distribution (as referenced in the table above) from $1.6975 to $1.75 (adjusted for the March 2019 Reverse Split).

Distributions of Available Cash from Operating Surplus: Our partnership agreement requires that we will make distributions of available cash from operating surplus for any quarter after the subordination period in the following manner:

•first, 98% to all unit holders, pro rata, and 2.0% to our general partner, until we distribute for each outstanding unit an amount equal to the minimum quarterly distribution for that quarter; and

•thereafter, in the manner described in the above table.

Class B Convertible Preferred Units

During 2012 and 2013 the Partnership issued in total 24,655,554 Class B Convertible Preferred Units to a group of investors including CMTC according to two separate Class B Convertible Preferred Unit Subscription Agreements (the “Agreements”) that the Partnership had entered with this group of investors in 2012 and 2013. The holders of the Class B Convertible Preferred Units have the right to convert all or a portion of such Class B Convertible Preferred Units at any time into Common Units at the conversion price of $9 per Class B Convertible Preferred Unit and a conversion rate of one Common Unit per one Class B Convertible Preferred Unit. The Conversion Ratio and the Conversion Price shall be adjusted upon the occurrence of certain events described in the limited partnership agreement. Commencing on May 23, 2015, in the event the 30-day volume-weighted average trading price (“VWAP”) and the daily VWAP of the Common Units on the National Securities Exchange on which the Common Units are listed or admitted to trading exceeds 130% of the then applicable Conversion Price for at least 20 Trading Days out of the 30 consecutive Trading Day period used to calculate the 30-day VWAP (the “Partnership Mandatory Conversion Event”) the Partnership acting pursuant to direction and approval of the Conflicts Committee (following consultation with the full board of directors), shall have the right to convert the Class B Convertible Preferred Units then outstanding in whole or in part into Common Units at the then-applicable Conversion Ratio. The holders of the outstanding Class B Convertible Preferred Units as of an applicable record date shall be entitled to receive, when, as and if authorized by the Partnership’s board of directors or any duly authorized committee, out of legally available funds for such purpose, (a) first, the minimum quarterly Class B Convertible Preferred Unit Distribution Rate on each Class B Convertible Preferred Unit and (b) second, any cumulative Class B Convertible Preferred Unit Arrearage then outstanding, prior to any other distributions made in respect of any other Partnership Interests pursuant to the Agreements in cash. The minimum quarterly Class B Convertible Preferred Unit Distribution Rate shall be payable quarterly which is generally expected to be February 10, May 10, August 10 and November 10, or, if any such date is not a business day, the next succeeding business day. No distribution on the Class B Convertible Preferred Units shall be authorized by the board of directors or declared or paid or set apart for payment by the Partnership at such time as the terms and provisions of any agreement of the Partnership, including any agreement relating to its indebtedness, prohibits such authorization, declaration, payment or setting apart for payment or provides that such authorization, declaration, payment or setting apart for payment would constitute a breach thereof, or a default thereunder, or if such authorization, declaration, payment or setting apart for payment shall be restricted or prohibited by law. The foregoing distributions with respect to the Class B Convertible Preferred Units shall accumulate as of the Class B Convertible Preferred Unit distribution payment date on which they first become payable whether or not any of the foregoing restrictions exist, whether or not there is sufficient Available Cash for the payment thereof and whether or not such distributions are authorized. A cumulative Class B Convertible Preferred Unit arrearage shall not bear interest and holders of the Class B Convertible Preferred Units shall not be entitled to any distributions, whether payable in cash, property or Partnership Interests, in excess of the then cumulative Class B Convertible Preferred Unit arrearage plus the minimum quarterly Class B Convertible Preferred Unit distribution rate for such quarter. With respect to Class B Convertible Preferred Units that are converted into Common Units, the holder thereof shall not be entitled to a Class B Convertible Preferred Unit distribution and a Common Unit distribution with respect to the same period, but shall be entitled only to the distribution to be paid based upon the class of Units held as of the close of business on the record date for the distribution in respect of such period; provided, however, that the holder of a converted Class B Convertible Preferred Unit shall remain entitled to receive any accrued but unpaid distributions due with respect to such Unit on or as of the prior Class B Convertible Preferred Unit distribution payment date; and provided, further, that if the Partnership exercises the Partnership Mandatory Conversion Right to convert the Class B Convertible Preferred Units pursuant to this Agreements then the holders’ rights with respect to the distribution for the Quarter in which the Partnership Mandatory Conversion Notice is received is as set forth in the limited partnership agreement.

Common Units

In September 2016, the Partnership entered into an equity distribution agreement with UBS Securities LLC (“UBS”) under which the Partnership may sell, from time to time, through UBS, as its sales agent, new common units having an aggregate offering amount of up to $50,000 (the “ATM offering”). The equity distribution agreement provides that UBS, when it is acting as the Partnership’s sales agent, will be entitled to compensation of up to 2% of the gross sales price of the common units sold through UBS from time to time. During 2018 the Partnership did not issue any units under the ATM offering. During 2017 the Partnership issued 736,008 new common units under the ATM offering (adjusted for the March 2019 Reverse Split) resulting in net proceeds of $17,815 after the payment of commission to the sales agent, but before offering expenses. For the year ended December 31, 2017, the Partnership recognized offering expenses of $176 in connection with the ATM offering. Since the launch of the ATM offering until December 31, 2016, the Partnership issued 200,212 new common units (adjusted for the March 2019 Reverse Split) resulting in net proceeds of $4,546 after the payment of commission to the sales agent, but before offering expenses. For the year ended December 31, 2016, the Partnership recognized offering expenses of $890 in connection with the ATM offering.

As of December 31, 2018 and 2017 our partners’ capital included the following units (adjusted for the March 2019 Reverse Split):

	As of December 31, 2018	As of December 31, 2017
Common units	18,178,100	18,178,100
General partner units	348,570	348,570
Preferred units	12,983,333	12,983,333

Total partnership units	31,510,003	31,510,003